MERRILL LYNCH
GROWTH FUND








FUND LOGO








Annual Report

October 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

Investor perceptions regarding the direction of the US economy shifted over the course of the three-month period ended October 31, 1996. As the quarter began, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that the rate of growth of corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors anticipated that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, would prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

Fiscal Year in Review
For the 12-month period ended October 31, 1996, Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of +28.15%, +26.84%, +26.84% and +27.83%, respectively. The
Fund's strong performance for the fiscal year is primarily attributable to the success of our significant investments in the energy sector (46.9% of net assets at fiscal year end) as well as individual stock selection. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)

As our long-term investors will recall, the Fund has deployed a significant portion of its assets in the energy sector with an initial emphasis on domestic natural gas equities. While the Fund has been overweighted in energy for some time, during the summer of 1995, we significantly increased our exposure as the fundamentals for the domestic natural gas market and gas-related equities appeared poised for a revival. Also, early in the 1996 fiscal year, the Fund increased its exposure to the oilfield service sector as we saw increasing evidence that this industry was emerging from a long and deep secular decline that lasted more than a decade. These additions to our core energy holdings proved timely, as improving fundamentals for both oil and natural gas propelled energy shares higher.

As we enter the winter heating season, inventory levels for both oil and natural gas are at historically low levels. Furthermore, capacity utilization in the oilfield service sector is very high, which is serving to limit the drilling response to rising commodity prices. Unlike previous years, there is little surplus capacity in the oilfield service sector which can be readily deployed to increase oil and gas production.

While the short-term performance of the Fund's energy holdings will be influenced by winter temperatures, we remain constructive on the long-term outlook for this sector. With low commodity inventories and constrained supply, we believe that the long-term fundamentals for the Fund's energy holdings are very positive.

Throughout much of the Fund's fiscal year, the Fund's cash position was approximately 30% of net assets, the result of profit-taking in many technology investments during fiscal year 1995. While this significant cash position limited total returns to some degree, the Fund nonetheless substantially outperformed the broad stock market averages for the period. For example, the total return of the unmanaged Standard & Poor's 500 Composite Index was +24.07% for the 12-month period, compared to the +28.15% total return of the Fund's Class A Shares. This strong relative performance by the Fund is in no small part a result of our concentrating investments in relatively few stocks that we believe to have significant long-term total return potential.

For example, outside of the Fund's core energy holdings, our investment in Dell Computer Corp., a long-time top-ten holding, was an important contributor to performance. In the wake of the general sell-off in technology stocks in early 1996, Dell's shares had declined significantly following the announcement of a minor earnings disappointment. At that time, we chose to increase our investment in Dell, and established a position in Intel Corp. which was also experiencing significant selling pressure. Since that time, both holdings have appreciated nicely.

Portfolio Matters
During the October quarter, we eliminated three significant positions: Autodesk, Inc., Mentor Graphics, Inc. and Yacimientos Petroliferos Fiscales S.A. (YPF). Although we continue to hold a positive view for the longer-term prospects for Autodesk, we expect that the company faces several quarters of disappointing earnings and revenues, so we chose to close out our position at this time. We eliminated our investment in Mentor Graphics since the company's earnings growth never materialized as we had originally expected. Similarly, YPF did not benefit from the improving environment for the energy sector as we had anticipated.

During the October quarter, one of the new investments we added was RAO Gazprom, the Russian natural gas company. Gazprom controls approximately one-quarter of the world's gas reserves and accounts for nearly 8% of Russian GDP. Despite the political and economic uncertainties that continue to plague Russia, we chose to establish this small position as we believe the stock is undervalued given its extensive natural gas reserves. In addition, the company has the opportunity to benefit from growth outside of Russia, since it is a very significant supplier of natural gas in Europe.

In Conclusion
At fiscal year-end, the Fund continued to hold a sizable cash reserve position at 30.4% of net assets. As "bottom up" investors, we are finding few attractive new investments given the current high stock market valuations. Therefore, the Fund begins its new fiscal year more conservatively positioned than has been the case in many years. Looking ahead, we plan to maintain our investment discipline and commit cash reserves to new investments very carefully.

We thank you for your investment in Merrill Lynch Growth Fund, and look forward to continuing to serve your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Stephen C. Johnes)
Stephen C. Johnes
Vice President and Portfolio Manager

December 5, 1996



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                 12 Month     3 Month
                                                   10/31/96   7/31/96 10/31/95   % Change     % Change
ML Growth Fund Class A Shares*                      $26.87    $23.06   $23.13    +25.56%(1)   +16.52%
ML Growth Fund Class B Shares*                       25.03     21.53    21.60    +25.89(1)    +16.26
ML Growth Fund Class C Shares*                       24.89     21.42    21.59    +25.29(1)    +16.20
ML Growth Fund Class D Shares*                       26.79     23.00    23.06    +25.58(1)    +16.48
Standard & Poor's 500 Index**                       705.27    639.95   581.50    +21.28       +10.21
ML Growth Fund Class A Shares--Total Return*                                     +28.15(2)    +16.52
ML Growth Fund Class B Shares--Total Return*                                     +26.84(3)    +16.26
ML Growth Fund Class C Shares--Total Return*                                     +26.84(4)    +16.20
ML Growth Fund Class D Shares--Total Return*                                     +27.83(5)    +16.48
Standard & Poor's 500 Index--Total Return**                                      +24.07       +10.85

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.723 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.482 per share ordinary income dividends and $1.723 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.164 per share ordinary income dividends and $1.723 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.268 per share ordinary income dividends and $1.723 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.418 per share ordinary income dividends and $1.723 per share capital gains distributions.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and the S&P 500 Total Return Index. Beginning and ending values are:


                                      11/28/88**      10/96

ML Growth Fund++--
Class A Shares*                       $ 9,475        $40,354
S&P 500 Total Return Index++++        $10,000        $33,224

A line graph depicting the growth of an investment in the Fund's
Class B Shares and the S&P 500 Total Return Index. Beginning and ending values are:

                                      3/27/87**       10/96
Growth Fund++--
Class B Shares*                       $10,000        $39,055
S&P 500 Total Return Index++++        $10,000        $31,903


A line graph depicting the growth of an investment in the Fund's
Class C & Class D Shares and the S&P 500 Total Return Index.
Beginning and ending values are:

                                      10/21/94**      10/96
ML Growth Fund++--
Class C Shares*                       $10,000        $15,979
ML Growth Fund++--
Class D Shares*                       $ 9,475        $15,380
S&P 500 Total Return Index++++        $10,000        $15,943

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Growth Fund invests in a non-diversified portfolio of equity securities placing principal emphasis on those securities which the Fund's management believes to be undervalued.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.


PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +12.98%        + 7.05%
Five Years Ended 9/30/96                  +19.25         +17.98
Inception (11/28/88)
through 9/30/96                           +19.15         +18.34

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                        +11.86%        + 7.86%
Five Years Ended 9/30/96                  +18.05         +18.05
Inception (3/27/87) through 9/30/96       +14.50         +14.50

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                        +11.81%        +10.81%
Inception (10/21/94)
through 9/30/96                           +22.48         +22.48

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +12.71%        + 6.79%
Inception (10/21/94)
through 9/30/96                           +23.45         +20.07

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid++  % Change*
11/28/88--12/31/88                 $ 9.61      $ 9.44        $0.257         $0.090        + 1.88%
1989                                 9.44       12.33          --            0.211        +32.96
1990                                12.33       12.20         0.130           --          + 0.03
1991                                12.20       13.95         1.182          0.012        +25.20
1992                                13.95       14.88         0.449           --          + 9.97
1993                                14.88       17.48         2.122           --          +32.37
1994                                17.48       17.49         0.295           --          + 1.77
1995                                17.49       21.80         1.723          0.359        +36.82
1/1/96--10/31/96                    21.80       26.87          --            0.124        +23.87
                                                             ------         ------
                                                       Total $6.158   Total $0.796

                                                 Cumulative total return as of 10/31/96: +325.88%*

++Figures may include short-term capital gains distributions.
 *Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not includesales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid++  % Change*
3/27/87--12/31/87                  $10.00      $ 8.49        $0.060         $0.187        -12.72%
1988                                 8.49        9.45         0.257          0.140        +16.04
1989                                 9.45       12.35          --            0.084        +31.62
1990                                12.35       12.09         0.130           --          - 1.02
1991                                12.09       13.65         1.182          0.012        +23.85
1992                                13.65       14.39         0.449           --          + 8.79
1993                                14.39       16.65         2.122           --          +31.11
1994                                16.65       16.47         0.295           --          + 0.72
1995                                16.47       20.40         1.723          0.143        +35.45
1/1/96--10/31/96                    20.40       25.03          --            0.021        +22.81
                                                             ------         ------
                                                       Total $6.218   Total $0.587

                                                 Cumulative total return as of 10/31/96: +290.55%*

++Figures may include short-term capital gains distributions.
 *Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid++  % Change*
10/21/94--12/31/94                 $17.45      $16.47        $0.295           --          - 3.90%
1995                                16.47       20.30         1.723         $0.239        +35.44
1/1/96--10/31/96                    20.30       24.89          --            0.030        +22.77
                                                             ------         ------
                                                       Total $2.018   Total $0.269

                                                  Cumulative total return as of 10/31/96: +59.79%*

++Figures may include short-term capital gains distributions.
 *Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid++  % Change*
10/21/94--12/31/94                 $18.47      $17.47        $0.295           --          - 3.79%
1995                                17.47       21.76         1.723         $0.321        +36.52
1/1/96--10/31/96                    21.76       26.79          --            0.097        +23.59
                                                             ------         ------
                                                       Total $2.018   Total $0.418

                                                  Cumulative total return as of 10/31/96: +62.34%*

++Figures may include short-term capital gains distributions.
 *Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS
                                                                                                            Value    Percent of
Industries                    Shares Held                  Stocks                          Cost           (Note 1a)  Net Assets
Banking & Financial            1,000,000   Republic New York Corp.                   $   44,267,281   $   76,250,000    1.5%
Services                       1,000,000   Safra Republic Holdings S.A. (ADR)*           69,529,500      123,000,000    2.4
                                                                                     --------------   --------------  ------
                                                                                        113,796,781      199,250,000    3.9

Biotechnology                  1,000,000 ++Affymetrix, Inc.                              16,662,627       18,250,000    0.4
                               2,296,000 ++CytoTherapeutics, Inc. (b)                    15,914,783       20,090,000    0.4
                                 434,500 ++CytoTherapeutics, Inc. (Warrants)
                                           (a)(b)                                           651,750          965,459    0.0
                                                                                     --------------   --------------  ------
                                                                                         33,229,160       39,305,459    0.8

Computer Software              4,500,000 ++Platinum Technology, Inc. (b)                 73,064,254       64,687,500    1.3


Diversified Resource           2,109,000   Arcadian Corp. (b)                            47,969,951       51,934,125    1.0
Companies                      1,500,000   Freeport-McMoRan Copper & Gold,
                                           Inc. (Class A)                                36,449,551       43,500,000    0.8
                               5,000,000   Freeport-McMoRan Copper & Gold,
                                           Inc. (Class B)                               107,984,584      151,875,000    3.0
                               3,750,000   Freeport-McMoRan, Inc. (b)                   114,789,644      119,531,250    2.3
                               1,050,000   IMC Global, Inc.                              37,222,924       39,375,000    0.8
                                                                                     --------------   --------------  ------
                                                                                        344,416,654      406,215,375    7.9

Domestic                       2,000,000   Anadarko Petroleum Corp.                      83,727,914      127,250,000    2.5
Exploration &                  9,000,000 ++Santa Fe Energy Resources, Inc. (b)           83,865,388      128,250,000    2.5
Production                     3,450,000 ++Seagull Energy Corp. (b)                      72,331,809       74,606,250    1.5
                               3,000,000   Vastar Resources, Inc.                        89,836,252      111,375,000    2.2
                                                                                     --------------   --------------  ------
                                                                                        329,761,363      441,481,250    8.7

Electronic                     6,255,000 ++Cirrus Logic, Inc. (b)                        69,372,447      118,063,125    2.3
Components                       650,000   Intel Corp.                                   33,466,875       71,337,500    1.4
                               3,500,000 ++Komag, Inc. (b)                               72,539,664       96,250,000    1.9
                                                                                     --------------   --------------  ------
                                                                                        175,378,986      285,650,625    5.6

Energy Acquisition &           8,000,000   Apache Corp. (b)                             232,123,043      284,000,000    5.6
Exploration                    2,200,000   Devon Energy Corp. (b)                        34,401,130       76,725,000    1.5
                               1,000,000   Devon Financing Trust ($3.25
                                           Convertible Preferred) (c)                    50,000,000       65,000,000    1.3
                               2,000,000 ++Newfield Exploration Co. (b)                  56,598,373       94,500,000    1.8
                                                                                     --------------   --------------  ------
                                                                                        373,122,546      520,225,000   10.2

International                  8,000,000 ++Norcen Energy Resources, Ltd.                120,353,892      171,228,279    3.4
Exploration &                              (Canadian Shares) (b)
Production

International                  1,000,000 ++RAO Gazprom (ADR)*                            17,865,451       18,750,000    0.3
Integrated
Natural Gas

Natural Gas                    3,117,000 ++TransMontaigne Oil Co. (b)                    17,143,500       30,390,750    0.6
Gathering &                    2,500,000   Western Gas Resources, Inc. (b)               57,319,428       39,687,500    0.8
Transmission                                                                         --------------   --------------  ------
                                                                                         74,462,928       70,078,250    1.4

Offshore Drilling              7,300,000 ++Ensco International, Inc. (b)                105,639,352      315,725,000    6.2
Companies                     16,300,000 ++Global Marine, Inc. (b)                       59,126,323      299,512,500    5.9
                                                                                     --------------   --------------  ------
                                                                                        164,765,675      615,237,500   12.1

Oil Refining                   4,000,000   Valero Energy Corp. (b)                       86,245,282       95,000,000    1.9


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                     Value    Percent of
Industries                        Held                     Stocks                          Cost           (Note 1a)  Net Assets
Oilfield Services              5,000,000 ++Nabors Industries, Inc. (b)               $   55,701,065   $   83,125,000    1.6%
                               1,100,000   Schlumberger Ltd., Inc.                       75,504,657      109,037,500    2.2
                               3,000,000 ++Weatherford Enterra, Inc. (b)                 86,669,086       87,000,000    1.7
                               2,500,000 ++Western Atlas, Inc.                          141,174,253      173,437,500    3.4
                                                                                     --------------   --------------  ------
                                                                                        359,049,061      452,600,000    8.9

Personal                       2,000,000 ++Dell Computer Corp.                           28,144,538      162,750,000    3.2
Computers

                                           Total Stocks                               2,293,656,571    3,542,459,238   69.6

                             Face Amount          Short-Term Securities

Commercial Paper**           $20,150,000   Allied-Signal, Inc., 5.25% due
                                           11/05/1996                                    20,138,246       20,138,246    0.4
                              60,000,000   American Express Credit Corp.,
                                           5.26% due 12/17/1996                          59,596,733       59,596,733    1.1
                                           CSW Credit, Inc.:
                              37,300,000     5.37% due 11/05/1996                        37,277,744       37,277,744    0.7
                              18,900,000     5.27% due 11/22/1996                        18,841,898       18,841,898    0.3
                              15,000,000     5.27% due 12/06/1996                        14,923,146       14,923,146    0.3
                                           CXC Inc.:
                              40,000,000     5.25% due 11/05/1996                        39,976,667       39,976,667    0.8
                              25,000,000     5.26% due 12/18/1996                        24,828,319       24,828,319    0.5
                              23,000,000   Caterpillar, Inc., 5.25% due
                                           11/14/1996                                    22,956,396       22,956,396    0.4
                                           Ciesco, L.P.:
                              36,000,000     5.39% due 11/01/1996                        36,000,000       36,000,000    0.7
                              40,000,000     5.40% due 11/04/1996                        39,982,000       39,982,000    0.8
                                           Corporate Asset Funding Co., Inc.:
                              46,000,000     5.37% due 11/04/1996                        45,979,415       45,979,415    0.9
                              50,000,000     5.32% due 11/06/1996                        49,963,055       49,963,055    1.0
                              60,000,000   Corporate Receivables Corp., 5.43%
                                           due 11/05/1996                                59,963,800       59,963,800    1.2
                              50,000,000   Dean Witter, Discover & Co., 5.28%
                                           due 11/20/1996                                49,860,667       49,860,667    1.0
                              59,187,000   Delaware Funding Corp., 5.25% due
                                           12/13/1996                                    58,824,480       58,824,480    1.1
                              50,000,000   Eureka Securitization Inc., 5.40% due
                                           11/08/1996                                    49,947,500       49,947,500    1.0
                              36,000,000   Falcon Asset Securitization Corp.,
                                           5.38% due 11/07/1996                          35,967,720       35,967,720    0.7
                              40,000,000   Ford Motor Credit Co., 5.25% due
                                           12/20/1996                                    39,714,167       39,714,167    0.8
                                           General Motors Acceptance Corp.:
                              46,058,000     5.56% due 11/01/1996                        46,058,000       46,058,000    0.9
                              50,000,000     5.27% due 12/23/1996                        49,619,389       49,619,389    1.0
                                           Goldman Sachs Group, L.P.:
                              50,000,000     5.30% due 11/14/1996                        49,904,305       49,904,305    1.0
                              50,000,000     5.25% due 11/27/1996                        49,810,417       49,810,417    1.0
                              24,670,000   H.J. Heinz Company, 5.31% due
                                           11/13/1996                                    24,626,334       24,626,334    0.5
                              50,000,000   IBM Credit Corp., 5.25% due 12/03/1996        49,766,667       49,766,667    1.0
                                           International Lease Finance Corp.:
                              50,000,000     5.32% due 11/15/1996                        49,896,556       49,896,556    1.0
                              35,000,000     5.25% due 12/06/1996                        34,821,354       34,821,354    0.7
                                           International Securitization Corp.:
                              50,000,000     5.26% due 11/26/1996                        49,817,361       49,817,361    1.0
                              25,000,000     5.27% due 12/19/1996                        24,824,333       24,824,333    0.5
                              33,000,000   J.P. Morgan & Company, Inc., 5.40%
                                           due 11/08/1996                                32,965,350       32,965,350    0.6
                                           Lucent Technologies, Inc.:
                              15,000,000     5.35% due 11/04/1996                        14,993,312       14,993,312    0.3
                              30,000,000     5.32% due 11/22/1996                        29,906,900       29,906,900    0.6

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                       Value    Percent of
                                Amount            Short-Term Securities                    Cost           (Note 1a)  Net Assets
Commercial Paper**           $27,500,000   PHH Corp., 5.24% due 11/13/1996           $   27,451,967   $   27,451,967    0.5%
(concluded)                                Preferred Receivables Funding Corp.:
                              20,000,000     5.42% due 11/18/1996                        19,948,811       19,948,811    0.4
                              20,600,000     5.25% due 12/19/1996                        20,455,800       20,455,800    0.4
                              50,000,000   Riverwoods Funding Corp., 5.24% due
                                           11/26/1996                                    49,818,056       49,818,056    1.0
                              40,000,000   Shell Oil Co., 5.23% due 11/12/1996           39,936,078       39,936,078    0.8
                                           Three Rivers Funding:
                              17,450,000     5.41% due 11/12/1996                        17,421,154       17,421,154    0.3
                              32,550,000     5.26% due 11/19/1996                        32,464,393       32,464,393    0.6
                              25,000,000   Transamerica Corporation, 5.24% due
                                           11/07/1996                                    24,978,167       24,978,167    0.5
                              20,000,000   US West Communications, Inc., 5.35%
                                           due 11/15/1996                                19,958,389       19,958,389    0.4
                              25,000,000   WCP Funding Inc., 5.33% due 11/05/1996        24,985,194       24,985,194    0.5
                              36,363,000   Windmill Funding Corp., 5.26% due
                                           12/05/1996                                    36,182,357       36,182,357    0.7
                              25,000,000   Xerox Corp., 5.24% due 12/04/1996             24,879,917       24,879,917    0.5

                                           Total Short-Term Securities                1,550,232,514    1,550,232,514   30.4

Total Investments                                                                    $3,843,889,085    5,092,691,752  100.0
                                                                                     ==============
Other Assets Less Liabilities                                                                                717,017    0.0
                                                                                                      --------------  ------
Net Assets                                                                                            $5,093,408,769  100.0%
                                                                                                      ==============  ======

  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Investment in an affiliated company (Note 5).
(c)Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $65,000,000, representing 1.3% of net assets.

                                   Acquisition                       Value
   Issue                              Date          Cost           (Note 1a)

   Devon Financing Trust
   ($3.25 Convertible Preferred)   6/27/1996     $50,000,000      $65,000,000

   Total                                         $50,000,000      $65,000,000
                                                 ===========      ===========

 ++Non-income producing security.

   See Notes to Financial Statements.



PORTFOLIO INFORMATION


For the Quarter Ended October 31, 1996

                                                Percent of
Ten Largest Equity Holdings                     Net Assets

Ensco International, Inc.                          6.2%
Global Marine, Inc.                                5.9
Apache Corp.                                       5.6
Freeport-McMoRan Copper & Gold, Inc.*              3.8
Western Atlas, Inc.                                3.4
Norcen Energy Resources, Ltd. (Canadian Shares)    3.4
Dell Computer Corp.                                3.2
Santa Fe Energy Resources, Inc.                    2.5
Anadarko Petroleum Corp.                           2.5
Safra Republic Holdings S.A. (ADR)                 2.4

Additions

Arcadian Corp.
RAO Gazprom (ADR)

Deletions

Autodesk, Inc.
McMoRan Oil & Gas Co.
Mentor Graphics, Inc.
Yacimientos Petroliferos Fiscales S.A. (ADR)

[FN]
*Includes Class A and Class B Shares.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1996
Assets:             Investments, at value (identified cost--$3,843,889,085) (Note 1a)                     $5,092,691,752
                    Receivables:
                      Beneficial interest sold                                           $   12,841,903
                      Dividends                                                               1,830,900
                      Securities sold                                                           461,875
                      Interest                                                                  419,643       15,554,321
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                         105,436
                                                                                                          --------------
                    Total assets                                                                           5,108,351,509
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            7,295,592
                      Distributor (Note 2)                                                    2,722,964
                      Investment adviser (Note 2)                                             2,550,084       12,568,640
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     2,374,100
                                                                                                          --------------
                    Total liabilities                                                                         14,942,740
                                                                                                          --------------

Net Assets:         Net assets                                                                            $5,093,408,769
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    3,932,884
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     11,653,163
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        752,063
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      3,481,450
                    Paid-in capital in excess of par                                                       3,447,809,043
                    Undistributed investment income--net                                                       9,982,308
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       366,995,191
                    Unrealized appreciation on investments--net                                            1,248,802,667
                                                                                                          --------------
                    Net assets                                                                            $5,093,408,769
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $1,056,869,634 and
                             39,328,841 shares of beneficial interest outstanding                         $        26.87
                                                                                                          ==============
                    Class B--Based on net assets of $2,916,506,463 and
                             116,531,634 shares of beneficial interest outstanding                        $        25.03
                                                                                                          ==============
                    Class C--Based on net assets of $187,221,373 and 7,520,629
                             shares of beneficial interest outstanding                                    $        24.89
                                                                                                          ==============
                    Class D--Based on net assets of $932,811,299 and 34,814,502
                             shares of beneficial interest outstanding                                    $        26.79
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1996
Investment          Interest and discount earned                                                          $   54,481,074
Income              Dividends (net of $511,304 foreign withholding tax)                                       29,719,095
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              84,200,169
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   26,198,720
                    Account maintenance and distribution fees--Class B (Note 2)              23,190,613
                    Transfer agent fees--Class B (Note 2)                                     3,889,282
                    Account maintenance fees--Class D (Note 2)                                1,880,370
                    Account maintenance and distribution fees--Class C (Note 2)               1,311,384
                    Transfer agent fees--Class A (Note 2)                                     1,212,346
                    Transfer agent fees--Class D (Note 2)                                     1,096,887
                    Registration fees (Note 1f)                                                 727,957
                    Printing and shareholder reports                                            377,462
                    Transfer agent fees--Class C (Note 2)                                       241,143
                    Accounting services (Note 2)                                                219,719
                    Custodian fees                                                              171,708
                    Professional fees                                                            85,921
                    Trustees' fees and expenses                                                  45,397
                    Pricing fees                                                                  1,398
                    Other                                                                        37,335
                                                                                         --------------
                    Total expenses before reimbursement                                      60,687,642
                    Reimbursement of expenses (Note 2)                                       (1,390,286)
                                                                                         --------------
                    Total expenses after reimbursement                                                        59,297,356
                                                                                                          --------------
                    Investment income--net                                                                    24,902,813
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      367,008,111
(Loss) on             Foreign currency transactions--net                                        (12,666)     366,995,445
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation on investments--net                                    622,793,812
Transactions--                                                                                            --------------
Net (Notes 1b, 1c,  Net realized and unrealized gain on investments and
1e & 3):            foreign currency transactions                                                            989,789,257
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,014,692,070
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                               $   24,902,813   $    9,409,014
                    Realized gain on investments and foreign currency transactions
                    --net                                                                   366,995,445      282,849,493
                    Change in unrealized appreciation on investments--net                   622,793,812      212,145,489
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                  1,014,692,070      504,403,996
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (11,466,384)              --
Shareholders          Class B                                                                (3,656,501)              --
(Note 1g):            Class C                                                                  (670,606)              --
                      Class D                                                                (8,536,028)              --
                    Realized gain on investments--net:
                      Class A                                                               (54,826,992)      (6,083,187)
                      Class B                                                              (168,933,574)     (23,093,382)
                      Class C                                                                (7,976,874)         (87,568)
                      Class D                                                               (51,112,182)        (872,515)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (307,179,141)     (30,136,652)
                                                                                         --------------   --------------

Beneficial Interest Net increase in net assets derived from beneficial
Transactions        interest transactions                                                 1,095,437,782      998,495,743
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                          1,802,950,711    1,472,763,087
                    Beginning of year                                                     3,290,458,058    1,817,694,971
                                                                                         --------------   --------------
                    End of year*                                                         $5,093,408,769   $3,290,458,058
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $    9,982,308   $    9,409,014
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios have been derived                              Class A
from information provided in the financial statements.
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          1996++      1995++      1994++      1993         1992
Per Share           Net asset value, beginning of year       $    23.13  $    19.19  $    19.22  $    14.79   $    15.31
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .31         .23         .08         .02          .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              5.63        4.01        2.01        4.86          .65
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               5.94        4.24        2.09        4.88          .67
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.35)         --          --          --           --
                      Realized gain on investments--net           (1.85)       (.30)      (2.12)       (.45)       (1.19)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.20)       (.30)      (2.12)       (.45)       (1.19)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    26.87  $    23.13  $    19.19  $    19.22   $    14.79
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           28.15%      22.60%      12.50%      33.97%        5.77%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to           Expenses, net of reimbursement                 .80%        .82%        .82%        .81%         .84%
Average                                                      ==========  ==========  ==========  ==========   ==========
Net Assets:         Expenses                                       .84%        .84%        .82%        .81%         .84%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.28%       1.10%        .44%        .29%         .28%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $1,056,870  $  670,164  $  382,077  $  229,709   $  138,456
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           30.01%      37.42%       4.22%      33.21%       21.20%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0539          --          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average number of shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                              Class B
from information provided in the financial statements.
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          1996++      1995++      1994++      1993         1992
Per Share           Net asset value, beginning of year       $    21.60  $    18.12  $    18.43  $    14.35   $    15.03
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                   .06         .01        (.10)       (.11)        (.10)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              5.26        3.77        1.91        4.64          .61
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               5.32        3.78        1.81        4.53          .51
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.04)         --          --          --           --
                      Realized gain on investments--net           (1.85)       (.30)      (2.12)       (.45)       (1.19)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.89)       (.30)      (2.12)       (.45)       (1.19)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    25.03  $    21.60  $    18.12  $    18.43    $   14.35
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           26.84%      21.37%      11.41%      32.54%        4.74%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.82%       1.84%       1.84%       1.83%        1.87%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.85%       1.87%       1.84%       1.83%        1.87%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                  .26%        .04%       (.58%)      (.78%)       (.76%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $2,916,507  $1,920,451  $1,433,051  $1,049,190   $  758,061
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           30.01%      37.42%       4.22%      33.21%       21.20%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0539          --          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average number of shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid inforeign
                    currencies, which have been converted into US dollars using the prevailing exchange rate on the date of thetransaction. Such conversions may materially affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                               Class C++++

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                               For the Year              1994++ to
                                                                                     Ended Oct. 31,             Oct. 31,
Increase (Decrease) in Net Asset Value:                                            1996           1995            1994
Per Share           Net asset value, beginning of period                       $    21.59     $    18.12      $    17.45
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income--net                                            .06            .03              --
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                               5.23           3.74             .67
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 5.29           3.77             .67
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      Investment income--net                                         (.14)            --              --
                      Realized gain on investments--net                             (1.85)          (.30)             --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                               (1.99)          (.30)             --
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $    24.89     $    21.59      $    18.12
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             26.84%         21.32%           3.84%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses, net of reimbursement                                  1.84%          1.86%           2.52%*
Net Assets:                                                                    ==========     ==========      ==========
                    Expenses                                                        1.87%          1.89%           2.52%*
                                                                               ==========     ==========      ==========
                    Investment income (loss)--net                                    .25%           .14%          (1.17%)*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  187,221     $   85,486      $    1,381
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             30.01%         37.42%           4.22%
                                                                               ==========     ==========      ==========
                    Average commission rate paid++++++                         $    .0539             --              --
                                                                               ==========     ==========      ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average number of shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class D++++

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                For the Year             1994++ to
                                                                                     Ended Oct. 31,             Oct. 31,
Increase (Decrease) in Net Asset Value:                                            1996           1995            1994
Per Share           Net asset value, beginning of period                       $    23.06     $    19.18      $    18.47
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income--net                                            .24            .22              --
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                               5.63           3.96             .71
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 5.87           4.18             .71
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      Investment income--net                                         (.29)            --              --
                      Realized gain on investments--net                             (1.85)          (.30)             --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                               (2.14)          (.30)             --
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $    26.79     $    23.06      $    19.18
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             27.83%         22.29%           3.84%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses, net of reimbursement                                  1.05%          1.08%           1.77%*
Net Assets:                                                                    ==========     ==========      ==========
                    Expenses                                                        1.08%          1.10%           1.77%*
                                                                               ==========     ==========      ==========
                    Investment income (loss)--net                                   1.03%          1.00%           (.54%)*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  932,811     $  614,357      $    1,186
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             30.01%         37.42%           4.22%
                                                                               ==========     ==========      ==========
                    Average commission rate paid++++++                         $    .0539             --              --
                                                                               ==========     ==========      ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average number of shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).


NOTES TO FINANCIAL STATEMENTS (continued)

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.65%. As a result of a voluntary waiver of expenses beginning on December 16, 1994, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets on the first $1 billion; 0.625% on the next $500 million; and 0.60% of the average net assets over $1.5 billion. For the year ended October 31, 1996, MLAM earned fees of $26,198,720, of which $1,390,286 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account        Distribution
                                      Maintenance Fee       Fee

Class B                                    0.25%           0.75%
Class C                                    0.25%           0.75%
Class D                                    0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1996, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                             $ 13,960      $  195,140
Class D                             $100,325      $1,460,167

For the year ended October 31, 1996, MLPF&S received contingent deferred sales charges of $2,000,859 and $75,039 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $936,885,742 and $921,489,691, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                  Realized       Unrealized
                               Gains (Losses)      Gains

Long-term investments           $367,006,920  $1,248,802,667
Short-term investments                 1,191              --
Foreign currency
transactions                          74,517              --
Forward foreign exchange
contracts                            (87,183)             --
                                ------------  --------------
Total                           $366,995,445  $1,248,802,667
                                ============  ==============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,248,802,667, of which $1,274,811,348 related to appreciated securities and $26,008,681 related to depreciated securities. At October 31, 1996, the aggregate cost of investments for Federal income tax purposes was $3,843,889,085.

4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $1,095,437,782 and $998,495,743 for the years ended October 31, 1996 and October 31, 1995, respectively.

NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions inshares of beneficial interest for each class were as follows:


Class A Shares for the Year                        Dollar
Ended October 31, 1996              Shares         Amount

Shares sold                       15,856,881    $374,683,538
Shares issued to share-
holders in reinvestment of
dividends and distributions        2,825,668      60,826,440
                                ------------    ------------
Total issued                      18,682,549     435,509,978
Shares redeemed                   (8,325,117)   (196,158,604)
                                ------------    ------------
Net increase                      10,357,432    $239,351,374
                                ============    ============



Class A Shares for the Year                         Dollar
Ended October 31, 1995              Shares          Amount

Shares sold                       14,567,526    $296,704,905
Shares issued to share-
holders in reinvestment of
distributions                        317,795       5,475,610
                                ------------    ------------
Total issued                      14,885,321     302,180,515
Shares redeemed                   (5,824,423)   (121,604,069)
                                ------------    ------------
Net increase                       9,060,898    $180,576,446
                                ============    ============


Class B Shares for the Year                        Dollar
Ended October 31, 1996              Shares         Amount

Shares sold                       40,931,339    $899,830,123
Shares issued to shareholders
in reinvestment of dividends
and distributions                  7,878,594     157,479,392
                                ------------   -------------
Total issued                      48,809,933   1,057,309,515
Automatic conversion of
shares                            (2,182,558)    (47,330,262)
Shares redeemed                  (19,023,230)   (416,714,283)
                                ------------    ------------
Net increase                      27,604,145    $593,264,970
                                ============    ============

Class B Shares for the Year                        Dollar
Ended October 31, 1995              Shares         Amount

Shares sold                       45,433,946    $887,607,425
Shares issued to shareholders
in reinvestment of
distributions                      1,276,055      20,710,369
                                ------------    ------------
Total issued                      46,710,001     908,317,794
Automatic conversion of
shares                           (22,364,293)   (422,714,534)
Shares redeemed                  (14,507,467)   (282,014,523)
                                ------------    ------------
Net increase                       9,838,241    $203,588,737
                                ============    ============


Class C Shares for the
Year Ended                                          Dollar
October 31, 1996                      Shares        Amount

Shares sold                        4,661,344    $101,617,191
Shares issued to shareholders
in reinvestment of dividends
and distributions                    396,953       7,905,015
                                ------------    ------------
Total issued                       5,058,297     109,522,206
Shares redeemed                   (1,496,367)    (32,621,973)
                                ------------    ------------
Net increase                       3,561,930    $ 76,900,233
                                ============    ============


Class C Shares for the Year                        Dollar
Ended October 31, 1995              Shares         Amount

Shares sold                        4,263,467    $ 85,246,441
Shares issued to shareholders
in reinvestment of
distributions                          4,740          76,935
                                ------------    ------------
Total issued                       4,268,207      85,323,376
Shares redeemed                     (385,718)     (7,910,688)
                                ------------    ------------
Net increase                       3,882,489    $ 77,412,688
                                ============    ============

Class D Shares for the Year                        Dollar
Ended October 31, 1996              Shares         Amount

Shares sold                        8,855,195    $208,171,714
Shares issued to shareholders
in reinvestment of dividends
and distributions                  2,450,827      52,562,307
Automatic conversion of
shares                             2,042,224      47,330,262
                                ------------    ------------
Total issued                      13,348,246     308,064,283
Shares redeemed                   (5,171,860)   (122,143,078)
                                ------------    ------------
Net increase                       8,176,386    $185,921,205
                                ============    ============


Class D Shares for the Year                        Dollar
Ended October 31, 1995              Shares         Amount

Shares sold                        7,989,658    $166,752,965
Shares issued to shareholders
in reinvestment of
distributions                         46,313         797,042
Automatic conversion of
shares                            21,033,581     422,714,534
                                ------------    ------------
Total issued                      29,069,552     590,264,541
Shares redeemed                   (2,493,288)    (53,346,669)
                                ------------    ------------
Net increase                      26,576,264    $536,917,872
                                ============    ============


5. Transactions with Affiliated Companies:
Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                             Increase         Increase        Dividend
Industry                             Affiliate            in Shares--Net    in Cost--Net       Income
Energy Acquistion & Exploration      Apache Corp.           3,000,000      $87,791,921       $1,820,000

Diversified Resource Companies       Arcadian Corp.         2,109,000       47,969,951          210,900

Electronic Components                Cirrus Logic, Inc.       255,000        5,263,123               ++

Biotechnology                        CytoTherapeutics,
                                     Inc.                     213,000        2,904,158               ++

Biotechnology                        CytoTherapeutics,
                                     Inc. (Warrants)               --               --               ++
Energy Acquisition & Exploration     Devon Energy Corp.            --               --          264,000

Offshore Drilling Companies          Ensco International,
                                     Inc.                   1,300,000       39,449,496               ++

Diversified Resource Companies       Freeport-McMoRan,
                                     Inc.                          --               --        1,350,000

Offshore Drilling Companies          Global Marine, Inc.           --               --               ++

Electronic Components                Komag, Inc.            2,700,000       48,631,141               ++

Oilfield Services                    Nabors Industries,
                                     Inc.                   5,000,000       55,701,065               ++

Energy Acquisition & Exploration     Newfield Exploration
                                     Co.                      349,500       10,270,295               ++
International Exploration &          Norcen Energy
Production                           Resources Ltd.         1,025,000       14,483,787               ++

Computer Software                    Platinum Technology,
                                     Inc.                   1,786,248       23,466,337               ++

Domestic Exploration & Production    Santa Fe Energy
                                     Resources, Inc.               --               --               ++

Domestic Exploration & Production    Seagull Energy Corp.     450,000        8,428,812               ++

Natural Gas Gathering & Transmission TransMontaigne
                                     Oil Co.                3,117,000       17,143,500               ++

Oil Refining                         Valero Energy Corp.           --               --        2,080,000

Oilfield Services                    Weatherford Enterra,
                                     Inc.                   3,000,000       86,669,086               ++

Natural Gas Gathering & Transmission Western Gas
                                     Resources, Inc.               --               --          500,000


++Non-income producing security.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders of
Merrill Lynch Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Growth Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Growth Fund during its taxable year ended
October 31, 1996:
                                                Qualifying  Non-Qualifying  Total      Long-Term
                            Record    Payable    Ordinary      Ordinary    Ordinary     Capital
                             Date       Date      Income        Income      Income       Gains
Class A Shares             12/18/95   12/27/95   $0.189741    $0.169222   $0.358963   $1.723171
                            7/02/96    7/11/96   $0.023080    $0.100449   $0.123529       --

Class B Shares             12/18/95   12/27/95   $0.075777    $0.067582   $0.143359   $1.723171
                            7/02/96    7/11/96   $0.003948    $0.017184   $0.021132       --

Class C Shares             12/18/95   12/27/95   $0.126202    $0.112555   $0.238757   $1.723171
                            7/02/96    7/11/96   $0.005520    $0.024022   $0.029542       --

Class D Shares             12/18/95   12/27/95   $0.169889    $0.151517   $0.321406   $1.723171
                            7/02/96    7/11/96   $0.018051    $0.078561   $0.096612       --

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Stephen C. Johnes, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863